Legal Proceedings	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Legal Proceedings

NOTE 14     LEGAL PROCEEDINGS

We are not currently a party to any pending or threatened legal proceeding or regulatory or government investigations. We may become involved in litigation from time to time relating to claims arising in the ordinary course of our business. We do not believe that the ultimate resolution of such claims would have a material effect on our business, results of operations, financial condition or cash flows. However, the results of these matters cannot be predicted with certainty, and an unfavorable resolution of one or more of these matters could have a material effect on our business, results of operations, financial condition and cash flows.